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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 17, 2003



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                             MEADE INSTRUMENTS CORP.
               (Exact Name of Registrant as Specified in Charter)


            DELAWARE                      0-22183                95-2988062
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
         Incorporation)                                      Identification No.)

       6001 OAK CANYON, IRVINE, CA                                92618
 (Address of principal executive offices)                       (Zip Code)


                                 (949) 451-1450
               Registrant's telephone number, including area code


                                 6001 OAK CANYON
                                IRVINE, CA 92618
          (Former Name or Former Address, If Changed Since Last Report)

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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On June 16, 2003, Meade Instruments Corp. issued a press release announcing its operating results for the quarterly period ended May 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report.

                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.


DATED:  JUNE 17, 2003                    MEADE INSTRUMENTS CORP.



                                                  /S/ MARK D. PETERSON
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                                                    MARK D. PETERSON
                                       SENIOR VICE PRESIDENT AND GENERAL COUNSEL

                                INDEX OF EXHIBITS


Number       Exhibit
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99.1         Press release, dated June 16, 2003, issued by Meade Instruments
             Corp.